UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 7, 2016

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

225 Centennial Drive

Gainesville, GA 30504

(Address and zip code of principal executive offices)

1-888-661-0225

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2016, the employment of Richard Hersperger, Chief Executive Officer of Authentidate Holding Corp. (the “Company”), terminated. In connection therewith, the Company and Mr. Hersperger anticipate entering into a separation agreement. Mr. Hersperger will remain a member of the board of directors of the Company.

Hanif (“Sonny”) Roshan, the Company’s current Chairman, assumed the position of Chief Executive Officer on August 7, 2016. Mr. Roshan’s compensation will remain the same at this time. The information required by Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K and Item 5.02(c)(3) of Form 8-K is disclosed in and incorporated herein by reference from the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.
(Registrant)

Date: August 12, 2016	By:	/s/ William Henry
William Henry
Chief Operating Officer